UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM  8-K

                                 CURRENT  REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                Date of Event Requiring Report: September 6, 2001
                                                -----------------


                          CHINA GATEWAY HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


           Delaware                    000-28819
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
      of Incorporation)                                    Identification No.)


                          343 Queen's Road E, Suite 706
                                    Hong Kong
                   ------------------------------------------
                    (Address of Principal Executive Offices)


      Registrant's telephone number, including area code:  (852) 2519-3933
                                                         ------------------

           -----------------------------------------------------------
          (Former name or former address, if changes since last report)



ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT.

          Not  applicable.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

          Not  applicable.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.

          Not  applicable.


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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFIYING  ACCOUNTANTS.

          Not  applicable.

ITEM  5.  OTHER  EVENTS.

          On September 6, 2001 the Registrant reached a formalized Acquisition Agreement to purchase all the issued and outstanding stock of Chemical Consortium, Inc. a Washington State corporation with its corporate headquarters located in Bellingham, Washington (hereinafter "ChemCon"). The Agreement calls for a stock for stock exchange in which China Gateway acquires all of the issued and outstanding common stock of ChemCon in exchange for the issuance of 44,800,000 shares of its common stock. As a result of this transaction, ChemCon becomes a wholly-owned subsidiary of China Gateway.

          The Agreement was approved by the unanimous consent of the Board of Directors of China Gateway and ChemCon on September 6, 2001. Upon closing, which the Registrant and ChemCon intends to take place within the next few days, a change in control of China Gateway will occur. Prior to the Agreement, China Gateway had 5,107,158 shares of common stock issued and outstanding. Following the closing, China Gateway will have 49,907,158 shares of common stock outstanding. The 44,800,000 shares of common stock are to be issued to Jay Greig, Ph.D., the current owned and President of ChemCon who will assume the position of President of the Registrant.

          A copy of the Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

          ChemCon is in the business of sales, marketing and manufacturing of chemicals in the pulp, paper, metalworking and lubricant industries. ChemCon handles over 300 products from its proprietary line as well as distribution agreements with supplier chemical firms. ChemCon currently manufactures over 150 of these products in the State of Washington. The Registrant believes that the acquisition by the Registrant of ChemCon will be in the best interest of the Company and its shareholders.

ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS.

          Not  Applicable.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

          a. Financial Statements of business Acquired will be filed by amendment within the required time allotted by law.

          b. Pro Forma Financial Information will be included in the Amendment within the required time allotted by law.

          c.   Exhibits:

               Exhibit  No.   Document  Description
               -----------    ---------------------

               10.1 Acquisition Agreement with J. Greig, Ph.D. to acquire Chemical Consortium, Inc.dated September 6, 2001.


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ITEM  8.  CHANGE  IN  FISCAL  YEAR.

          Not  applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 9, 2001                         China  Gateway Holding, Inc.
        -----------------                         ----------------------------
                                                   (Registrant)

                                                 /s/  Wu  Wai  Leung,  Danny
                                                 -----------------------------
                                                      Wu  Wai  Leung,  Danny
                                                      President


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